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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 19, 1997

                      FIRSTFEDERAL FINANCIAL SERVICES CORP
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             (Exact name of registrant as specified in its charter)

     Ohio                          0-17894                         34-1622711
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(State or other             (Commission File Number)             (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                          No.)

135 East Liberty Street, Wooster, Ohio                                  44691
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:(330) 264-8001
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                                       N/A
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         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

         On May 19, 1997, FirstFederal Financial Services Corp ("FirstFederal") issued the press release included as Exhibit 99 to this report and incorporated by reference herein, announcing the signing of an agreement to acquire seven branch offices of KeyBank National Association (KeyBank) in north central and north western Ohio. The acquisition is expected to close during the third quarter of 1997, and is subject to regulatory approval.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99 Text of press release, dated May 19, 1997, issued by FirstFederal Financial Services Corp

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRSTFEDERAL FINANCIAL SERVICES CORP

                                          By: /s/ Gary G. Clark
                                              --------------------
                                                  Gary G. Clark
                                                  Chairman and CEO

Date: May 21, 1997
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                                INDEX TO EXHIBITS
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
                                                                         Sequentially
                                                                        Numbered Page
                                                                        Where Attached
                                                                      Exhibit is Located
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
99       Press Release of FirstFederal, dated May 19, 1997                      5



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